UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2021

                    MECHANICAL TECHNOLOGY, INCORPORATED
(Exact name of registrant as specified in its charter)

New York	000-06890	14-1462255
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

325 Washington Avenue Extension, Albany, New York		12205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (518) 218-2550

___________________________________________________________
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MKTY	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

     On January 20, 2021, Mechanical Technology, Incorporation (the “Company”) issued a press release outlining a corporate update following on its Shareholder Letter of December 23, 2020. The contents of the press release and update are as follows:

     Today’s announcement of an agreement to acquire land is an important step in the Company’s plan to build an ultra low-cost green data center that will fulfill the Company’s goal of becoming an ultra capital efficient data center operator.

     The Company anticipates that the site, which is located in the Southeast United States, represents a critical step in its strategic roadmap to grow its EcoChain business. The Company has set an objective to complete construction of a 25MW data center that will be operational in the fourth quarter of 2021.

     We expect this site will be the template for future greenfield and brownfield site builds, with a keen focus on operating and capital efficiency.

     In cooperation with our technical partners at Soluna, MTI continues to build a robust pipeline of green powered ultra low-cost locations. Our pipeline incorporates a blend of greenfield, brownfield and ready to operate projects.

     “We are excited to be executing on our plan to build out at least 50MW by years end,” commented Michael Toporek, CEO. Added Toporek: “We very specifically have set a target to have under our control and ramp up operations of 50MW of green powered ultra low-cost data center capacity by the end of the year.” Concluded Toporek: “It was important for us to begin executing on our 2021 objectives early. Our team continues to work to meet or beat its targets.”

Forward-Looking Statements

     This Current Report on Form 8-K contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED

Date: January 21, 2021	By:	/s/ Jessica L. Thomas
	Name:	Jessica L. Thomas
	Title:	Chief Financial Officer